UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2014

AmerisourceBergen Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1300 Morris Drive Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 727-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2014, at the annual meeting of the stockholders (the “2014 Annual Meeting”) of AmerisourceBergen Corporation (the “Company”), stockholders approved the AmerisourceBergen Corporation Omnibus Incentive Plan (the “Omnibus Incentive Plan”).  The Omnibus Incentive Plan had been previously approved by the Company’s Board of Directors at its November 14, 2013 meeting, subject to stockholder approval.  A summary of the material terms of the Omnibus Incentive Plan is set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on January 24, 2014, which summary is incorporated herein by reference.

A copy of the Omnibus Incentive Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.  The following form of award agreements available under the Omnibus Incentive Plan are attached to this Current Report on Form 8-K and are incorporated herein by reference: the form of Restricted Stock Award Agreement to Non-Employee Director under the AmerisourceBergen Corporation Omnibus Incentive Plan is attached as Exhibit 10.2, the form of Restricted Stock Unit Agreement to Non-Employee Director under the AmerisourceBergen Corporation Omnibus Incentive Plan is attached as Exhibit 10.3, the form of Nonqualified Stock Option Award Agreement to Employee under the AmerisourceBergen Corporation Omnibus Incentive Plan is attached as Exhibit 10.4, the form of Restricted Stock Unit Agreement to Employee under the AmerisourceBergen Corporation Omnibus Incentive Plan is attached as Exhibit 10.5, and the form of Performance Share Award Agreement to Employee under the AmerisourceBergen Corporation Omnibus Incentive Plan is attached as Exhibit 10.6.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2014 Annual Meeting, the Company’s stockholders approved, upon recommendation by the Company’s Board of Directors, an amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (as so amended, the “Amended and Restated Certificate of Incorporation”), to permit stockholders holding at least 25% of the outstanding shares of common stock, subject to the procedures and other requirements set forth in the Company’s Amended and Restated Bylaws that have been amended as described below (the “Bylaws”).  The Certificate of Amendment became effective upon its filing with the Secretary of State of the State of Delaware on March 6, 2014.  The Certificate of Amendment, dated March 6, 2014, is attached to this Current Report on Form 8-K as Exhibit 3.1.

In connection with the approval of the Certificate of Amendment, the Board of Directors approved an amendment to the Company’s Bylaws that sets forth the procedures and other requirements relating to the right of stockholders to call a special meeting in accordance with the Amended and Restated Certificate of Incorporation.  The Bylaws of the Company are attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The items listed below were submitted to a vote of the stockholders through a solicitation of proxies at the 2014 Annual Meeting.  Each proposal is described in more detail in the definitive proxy statement filed by the Company with the SEC on January 24, 2014.  The final voting results are below:

Item 1 — Election of Directors.

The Company’s stockholders elected the following individuals to serve until the 2015 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.  The voting results are as follows:

Nominees	For	Against	Abstentions	Broker Non- Votes
Steven H. Collis	162,738,792	1,555,016	535,364	30,149,150
Douglas R. Conant	162,074,298	2,188,496	566,378	30,149,150
Richard W. Gochnauer	162,389,393	339,452	2,100,327	30,149,150
Richard C. Gozen	162,418,331	1,823,346	587,495	30,149,150
Lon R. Greenberg	144,987,692	19,270,838	570,642	30,149,150
Edward E. Hagenlocker	159,463,337	4,787,298	578,537	30,149,150
Jane E. Henney, M.D.	161,157,858	3,128,296	543,018	30,149,150
Kathleen W. Hyle	162,504,168	244,780	2,080,224	30,149,150
Michael J. Long	162,100,776	652,112	2,076,284	30,149,150
Henry W. McGee	162,396,330	351,523	2,081,319	30,149,150

Item 2- Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2014.

The Company’s stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions	Broker Non- Votes
189,344,973	4,584,694	1,048,655	0

Item 3 — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

The Company’s stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions	Broker Non- Votes
160,473,213	3,465,203	890,756	30,149,150

Item 4 — Approval of AmerisourceBergen Corporation Omnibus Incentive Plan.

The Company’s stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions	Broker Non- Votes
136,549,788	27,398,911	880,473	30,149,150

Item 5 — Approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation to Provide for a Stockholder Right to Call Special Meetings.

The Company’s stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions	Broker Non- Votes
163,959,776	199,449	669,947	30,149,150

Item 7.01.             Regulation FD Disclosure.

On March 6, 2014, the Company issued a news release announcing the results of the 2014 Annual Meeting. A copy of that news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of AmerisourceBergen Corporation
3.2	Amended and Restated Bylaws of AmerisourceBergen Corporation
10.1	AmerisourceBergen Corporation Omnibus Incentive Plan
10.2	Form of Restricted Stock Award Agreement to Non-Employee Director under the AmerisourceBergen Corporation Omnibus Incentive Plan
10.3	Form of Restricted Stock Unit Agreement to Non-Employee Director under the AmerisourceBergen Corporation Omnibus Incentive Plan
10.4	Form of Nonqualified Stock Option Award Agreement to Employee under the AmerisourceBergen Corporation Omnibus Incentive Plan
10.5	Form of Restricted Stock Unit Agreement to Employee under the AmerisourceBergen Corporation Omnibus Incentive Plan
10.6	Form of Performance Share Award Agreement to Employee under the AmerisourceBergen Corporation Omnibus Incentive Plan
99.1	News Release, dated March 6, 2014, of AmerisourceBergen Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmerisourceBergen Corporation

March 10, 2014	By:	/s/ Tim G. Guttman
		Name:	Tim G. Guttman
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of AmerisourceBergen Corporation
3.2	Amended and Restated Bylaws of AmerisourceBergen Corporation
10.1	AmerisourceBergen Corporation Omnibus Incentive Plan
10.2	Form of Restricted Stock Award Agreement to Non-Employee Director under the AmerisourceBergen Corporation Omnibus Incentive Plan
10.3	Form of Restricted Stock Unit Agreement to Non-Employee Director under the AmerisourceBergen Corporation Omnibus Incentive Plan
10.4	Form of Nonqualified Stock Option Award Agreement to Employee under the AmerisourceBergen Corporation Omnibus Incentive Plan
10.5	Form of Restricted Stock Unit Agreement to Employee under the AmerisourceBergen Corporation Omnibus Incentive Plan
10.6	Form of Performance Share Award Agreement to Employee under the AmerisourceBergen Corporation Omnibus Incentive Plan
99.1	News Release, dated March 6, 2014, of AmerisourceBergen Corporation